EXHIBIT  32.1


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350


     In connection with the quarterly report of Jane Butel Corporation (the "Company") on Form 10-QSB for the period ended September 30, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Jane Butel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November  10,  2004                             /s/  JANE  BUTEL
                                                        ----------------
                                                        Jane  Butel
                                                        Chief  Executive Officer



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO JANE BUTEL CORPORATION AND WILL BE RETAINED BY JANE BUTEL CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.